Exhibit 99.1

Filed by Mainland Resources, Inc.
Pursuant to Rule 425 of the Securities Act of 1933, as amended and deemed filed pursuant to
Rule 14a-12 of the Securities Exchange Act of 1934
Subject Company: American Exploration Corporation
Commission File Number: 333-141060

Mainland Resources, Inc. 17314 SH 249, Suite 306 Houston, Texas 77064 info@mainlandresources.com
NEWS RELEASE _______________________________________________________________________

MAINLAND RESOURCES, INC. ISSUES AUTHORITY FOR EXPENDITURE (AFE) FOR FIRST HAYNESVILLE SHALE WELL ON ITS BUENA VISTA PROJECT IN MISSISSIPPI

  Houston, Texas / PR Newswire - March 25, 2010 - Mainland Resources, Inc. (OTCBB-MNLU, Frankfurt 5MN), a Nevada corporation ("Mainland") reports that the Company has issued an AFE (Authority for Expenditure) for the Burkley-Phillips No. 1 well to be drilled in Jefferson County, Mississippi.

  Mainland as operator, intends to drill the Burkley-Phillips No. 1 well to the Haynesville Shale Formation on the Buena Vista project in Jefferson County, Mississippi. The well is expected to be drilled to a total depth of 22,000 feet or a depth sufficient to evaluate the Haynesville Shale Formation.

  The AFE estimates the drilling cost to be approximately US$ 8,650,000 and completion cost to be approximately US$ 4,900,000 for a total completed well cost of approximately US$ 13,550,000.

  The objective of drilling of the Burkley-Phillips No.1 well is to evaluate the Haynesville Shale Formation as well as other potential shallower oil and gas bearing formations. The drilling location was developed by the reprocessing of seismic data and well log information obtained from a well drilled on the site in the 1980s.

About Mainland Resources, Inc.

  Mainland Resources is a junior company engaged in the exploration and development of oil and gas resources. The Company's current initiatives are focused on the acquisition and development of leases in emerging gas regions with the potential for discoveries including the Haynesville shale.

Symbol:    MNLU - OTCBB, Symbol: 5MN; Frankfurt, WKN No.: A0ND6N
Contact:   Investor Relations (USA)
                 Tel. 281-469-5990

                 Investor Relations (Europe)
                 Tel. +49-69-7593-8408

SAFE HARBOR STATEMENT -THIS NEWS RELEASE CONTAINS "FORWARD-LOOKING STATEMENTS", AS THAT TERM IS DEFINED IN SECTION 27A OF THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, AND SECTION 21E OF THE UNITED STATES SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. STATEMENTS IN THIS NEWS RELEASE, WHICH ARE NOT PURELY HISTORICAL, ARE FORWARD-LOOKING STATEMENTS AND INCLUDE ANY STATEMENTS REGARDING BELIEFS, PLANS, EXPECTATIONS OR INTENTIONS REGARDING THE FUTURE.

EXCEPT FOR THE HISTORICAL INFORMATION PRESENTED HEREIN, MATTERS DISCUSSED IN THIS NEWS RELEASE CONTAIN FORWARD-LOOKING STATEMENTS THAT ARE SUBJECT TO CERTAIN RISKS AND UNCERTAINTIES THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM ANY FUTURE RESULTS, PERFORMANCE OR ACHIEVEMENTS EXPRESSED OR IMPLIED BY SUCH STATEMENTS. STATEMENTS THAT ARE NOT HISTORICAL FACTS, INCLUDING STATEMENTS THAT ARE PRECEDED BY, FOLLOWED BY, OR THAT INCLUDE SUCH WORDS AS "ESTIMATE," "ANTICIPATE," "BELIEVE," "PLAN" OR "EXPECT" OR SIMILAR STATEMENTS ARE FORWARD-LOOKING STATEMENTS. FORWARD-LOOKING STATEMENTS INCLUDED IN THIS NEWS RELEASE CONSIST OF STATEMENTS RELATING TO THE ESTIMATED DEPTH AND COSTS OF THE BURKLEY-PHILLIPS NO. 1 WELL. RISKS AND UNCERTAINTIES FOR THE COMPANY INCLUDE, BUT ARE NOT LIMITED TO, THE RISKS ASSOCIATED WITH PROPERTY DEVELOPMENT AND FUNDING AS WELL AS THE RISKS SHOWN IN THE COMPANY'S MOST RECENT ANNUAL REPORT ON FORM 10-K AND ITS QUARTERLY REPORTS ON FORM 10-Q, AND FROM TIME-TO-TIME IN OTHER PUBLICLY AVAILABLE INFORMATION REGARDING THE COMPANY. OTHER RISKS INCLUDE RISKS ASSOCIATED WITH THE REGULATORY APPROVAL PROCESS, COMPETITIVE COMPANIES, FUTURE CAPITAL REQUIREMENTS AND THE COMPANY'S ABILITY AND LEVEL OF SUPPORT FOR ITS EXPLORATION AND DEVELOPMENT ACTIVITIES. THERE CAN BE NO ASSURANCE THAT THE COMPANY'S DEVELOPMENT EFFORTS WILL SUCCEED AND THE COMPANY WILL ULTIMATELY ACHIEVE COMMERCIAL SUCCESS. THESE FORWARD-LOOKING STATEMENTS ARE MADE AS OF THE DATE OF THIS NEWS RELEASE, AND THE COMPANY ASSUMES NO OBLIGATION TO UPDATE THE FORWARD-LOOKING STATEMENTS, OR TO UPDATE THE REASONS WHY ACTUAL RESULTS COULD DIFFER FROM THOSE PROJECTED IN THE FORWARD-LOOKING STATEMENTS. ALTHOUGH THE COMPANY BELIEVES THAT THE BELIEFS, PLANS, EXPECTATIONS AND INTENTIONS CONTAINED IN THIS NEWS RELEASE ARE REASONABLE, THERE CAN BE NO ASSURANCE THOSE BELIEFS, PLANS, EXPECTATIONS OR INTENTIONS WILL PROVE TO BE ACCURATE. INVESTORS SHOULD CONSIDER ALL OF THE INFORMATION SET FORTH HEREIN AND SHOULD ALSO REFER TO THE RISK FACTORS DISCLOSED IN THE COMPANY'S PERIODIC REPORTS FILED FROM TIME-TO-TIME WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION.

THIS NEWS RELEASE HAS BEEN PREPARED BY MANAGEMENT OF THE COMPANY WHO TAKES FULL RESPONSIBILITY FOR ITS CONTENTS. EACH OF FINRA, THE SEC AND THE BRITISH COLUMBIA SECURITIES COMMISSION NEITHER APPROVES NOR DISAPPROVES OF THE CONTENTS OF THIS NEWS RELEASE. THIS NEWS RELEASE SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY JURISDICTION IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH JURISDICTION.

IMPORTANT ADDITIONAL INFORMATION WILL BE FILED WITH THE SEC

In connection with the proposed merger transaction with American Exploration Corporation ("American Exploration") announced on March 23, 2010, Mainland intends to file relevant materials with the United States Securities and Exchange Commission (the "SEC"), including a Registration Statement on Form S-4 (the "Registration Statement"), which will include a preliminary prospectus and related materials to register the securities of Mainland to be issued in exchange for securities of American Exploration. The Registration Statement will incorporate a joint proxy statement/ prospectus (the "Proxy Statement/Prospectus") that Mainland and American Exploration plan to file with the SEC and mail to their respective stockholders in connection with obtaining stockholder approval of the proposed merger. The Registration Statement and the Proxy Statement/Prospectus will contain important information about Mainland, American Exploration, the merger and related matters. Investors and security holders are urged to read the Registration Statement and the Proxy Statement/Prospectus carefully when they are available. Investors and security holders will be able to obtain free copies of the Registration Statement and the Proxy Statement/Prospectus when they become available, and other documents filed with the SEC by Mainland and American Exploration, through the web site maintained by the SEC at www.sec.gov. Mainland's security holders will also receive information at an appropriate time on how to obtain these documents free of charge from the Mainland. In any event, documents filed by Mainland with the SEC may be obtained free of charge by contacting the Company at: Mainland Resources, Inc.; Attention: Mr. William Thomas, Director; 20333 State Highway 249, Suite 200, Houston, TE 77070; Facsimile: (731) 583-1162.

Each of Mainland and American Exploration, and their respective directors and executive officers, also may be deemed to be participants in the solicitation of proxies from their respective stockholders in connection with the transaction described herein. Information regarding the special interests of these directors and executive officers in the transaction described herein will be included in the Proxy Statement/Prospectus described above.